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                                                                    EXHIBIT 10.4

                              AMENDED AND RESTATED

                           INVESTORS RIGHTS AGREEMENT

        This AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT ("Agreement") is made as of June 19, 2000 by and among (i) Silicon Energy Corp., a California corporation (the "Company"), (ii) the Purchasers (the "New Investors") listed on
Schedule I to the Series D Preferred Stock Purchase Agreement dated as of the date hereof (the "Stock Purchase Agreement"), and (iii) the holders of shares of Series C Preferred Stock, without par value (the "Series C Preferred Stock"), the holders of shares of Series B Preferred Stock, without par value (the "Series B Preferred Stock"), and the holders of shares of Series A Preferred Stock, without par value (the "Series A Preferred Stock") of the Company listed on Schedule A hereto (the "Existing Investors"; the New Investors and the Existing Investors being referred to herein collectively as the "Investors"):

                                   WITNESSETH:

        WHEREAS, the Company is a party to that certain Amended and Restated Investors Rights Agreement dated as of October 1, 1999 (the "Existing Rights Agreement");

        WHEREAS, the Company is issuing up to 3,703,703 shares of its Series D Preferred Stock, without par value (the "Series D Preferred Stock") to the New Investors, and the New Investors are investing up to an aggregate of $25,000,000 in the Company, pursuant to the Stock Purchase Agreement;

        WHEREAS, the Company is issuing up to 825,000 shares of its Common Stock, without par value, to GE Capital Equity Investments, Inc. ("GE"), and GE is investing up to $3,300,000 in the Company pursuant to the Common Stock Purchase Agreement dated as of the date hereof;

        WHEREAS, one of the conditions to the investments by the New Investors and GE in the Company is the execution of this Agreement, and the Company and the Existing Investors are willing to enter into this Agreement; and

        WHEREAS, the Company and the Existing Investors desire to amend and restate the Existing Rights Agreement by entering into this Agreement.

        NOW, THEREFORE, in consideration of these premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

        1.1 Common Definitions. Unless otherwise defined in this Agreement, capitalized terms used in this Agreement that are defined in the Stock Purchase Agreement shall have the meanings assigned to them in the Stock Purchase Agreement, and the rules of construction and

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documentary convention set forth in the Stock Purchase Agreement shall apply to this Agreement.

        1.2 Additional Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

               "Affiliate" (including, with correlative meaning, the term "affiliated") shall mean a Person that, directly or indirectly, Controls or is Controlled by, or is under common Control with, any Person.

               "Control" (including, with correlative meaning, the terms "controlled by" and "under common control with") as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or to cause the direction of the management and policies of such Person, whether through ownership of voting securities or by contract or otherwise.

               "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

               "Common Stock" shall mean the Common Stock, without par value, of the Company, as constituted as of the date of this Agreement.

               "Conversion Stock" shall mean shares of Common Stock issued or issuable upon conversion of the Preferred Stock, the 825,000 shares of Common Stock issued to GE on the date hereof and any shares of capital stock received in respect thereof.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Investors" shall mean the New Investors and the Existing Investors.

               "Major Investor" shall mean any Investor who beneficially owns at least 400,000 shares of Preferred Stock or Conversion Stock, in each case subject to adjustment in the event of any stock split, stock dividend, combination of shares, recapitalization or the like. For the purposes of calculating the beneficial ownership of an Investor in the preceding sentence
(i) all shares of Preferred Stock or Conversion Stock held or acquired by an Affiliate of an Investor shall be aggregated together and (ii) all shares of Series C Preferred Stock (including Conversion Stock) purchased from the Company by employees of the Stephens Group and members of the Stephens family (or trusts for their benefit) shall be aggregated with shares of Series C Preferred Stock purchased by the Stephens Group.

               "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

               "NASD" means the National Association of Securities Dealers, Inc.


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               "Person" means any individual, corporation, general or limited partnership, limited liability company, firm, joint venture, association, enterprise, joint stock company, trust, unincorporated organization or other entity.

               "Preferred Stock" shall mean, collectively, the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock.

               "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 2.3, 2.4 or 2.5, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the sellers of Restricted Stock (such fees and disbursements of counsel not to exceed $25,000), but excluding any Selling Expenses.

               "Restricted Stock" shall mean the Conversion Stock, except that Restricted Stock shall exclude shares of Common Stock (a) which have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them; (b) which have been publicly sold pursuant to Rule 144 under the Securities Act; or (c) held by a holder of Restricted Stock whose rights to request registration have terminated pursuant to Section 4.2(a) hereof.

               "SEC" means the U.S. Securities and Exchange Commission.

               "Securities Act" shall mean the Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Restricted Stock.

                                   ARTICLE II

                   TRANSFERS OF SHARES AND REGISTRATION RIGHTS

        2.1 Restrictive Legend. Each certificate representing Preferred Stock or Conversion Stock shall, except as otherwise provided in this Section
2.1 or in Section 2.2, be stamped or otherwise imprinted with a legend substantially in the following form:

                THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


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A certificate shall not bear such legend if a written opinion of counsel satisfactory to the Company (it being agreed that Testa, Hurwitz & Thibeault, LLP and Kirkpatrick & Lockhart LLP shall be satisfactory) is delivered to the Company which states that the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

        2.2 Notice of Proposed Transfer. Prior to any proposed transfer of any Preferred Stock or Conversion Stock (other than under the circumstances described in Sections 2.3, 2.4 or 2.5), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by a written opinion of counsel satisfactory to the Company (it being agreed that Testa, Hurwitz & Thibeault, LLP and Kirkpatrick & Lockhart LLP shall be satisfactory) to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled under the securities laws to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership), one or more members of the transferor (in the case of a transferor that is a limited liability corporation) or to an affiliated corporation (in the case of a transferor that is a corporation). Each certificate for Preferred Stock or Conversion Stock transferred as provided above shall bear the legend set forth in Section 2.1, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the written opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this
Section 2.2 shall not apply to securities which are not required to bear the legend prescribed by Section 2.1 in accordance with the provisions of Section 2.1.

        2.3     Required Registration.

                (a) At any time after the earlier of December 31, 2000 or the date that is six months after the effective date of the Company's first underwritten public offering, Investors who in the aggregate hold at least 50% of the total shares of the Restricted Stock then outstanding may by written notice to the Company request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice, provided that the aggregate price to the public of such offering is reasonably anticipated to be at least $11,684,177.

                (b) Following receipt of a notice under Section 2.3(a), the Company shall immediately notify all holders of Restricted Stock from whom notice has not been received of the receipt of such notice. The Company shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in any notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders of Restricted Stock within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject


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to the approval of the holders of a majority of the shares of Restricted Stock held by the New Investors to be sold in such offering, which shall not be unreasonably withheld. In the event that any registration pursuant to this
Section 2.3 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such reduction is necessary. The Company shall be obligated to register, pursuant to this
Section 2.3, Restricted Stock on two occasions only; provided, however, that, in each case, such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

                (c)     In any registration statement requested pursuant to this
Section 2.3, the Company shall be entitled to include, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account. If such method of disposition shall be an underwritten public offering and in the opinion of the managing underwriter such inclusion would adversely affect the marketing of the Restricted Stock to be sold then the Company at its option may (i) reduce or eliminate the number of shares of Common Stock to be sold by the Company for its own account to that number which, in the opinion of the managing underwriter, would not adversely affect the marketing of the Restricted Stock requested to be sold, or (ii) reduce or eliminate (pro rata among the requesting holders based on the number of shares of Restricted Stock owned by such holders) the number of shares of Restricted Stock to be sold to that number which, in the opinion of the managing underwriter, would not adversely affect the marketing of the shares of Common Stock desired to be sold by the Company for its own account. In the event that the Company selects option (ii), then the registration statement shall not count as a registration of Restricted Stock pursuant to Section 2.3(b) above. Except for registration statements on Form S-4 or Form S-8, or any successor thereto, or as provided in Section 2.3(b), the Company shall not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other shareholders, from the date of receipt of a notice from requesting holders pursuant to this Section 2.3 until the completion of the period of distribution contemplated thereby.

        2.4 Incidental Registration. If the Company at any time (other than pursuant to Section 2.3 or Section 2.5) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to an initial public offering of the Company's securities or with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such Restricted Stock


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so registered. In the event that any registration pursuant to this Section 2.4 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced or eliminated (pro rata among the requesting holders based upon the number of shares Restricted Stock owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Restricted Stock. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 2.4 without thereby incurring any liability to the holders of Restricted Stock.

        2.5 Registration on Form S-3. If at any time (i) one or more Investors who holds Restricted Stock request that the Company file a registration statement on Form S-3 or any successor form thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which (net of discounts and commissions) would exceed $3,000,000, and
(ii) the Company is a registrant entitled to use Form S-3 or any successor form thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor form thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice. Whenever the Company is required by this Section 2.5 to use its best efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 2.3 (including but not limited to the requirement that the Company notify all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration; provided, however, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 2.5, except that the Company shall not be obligated to register, pursuant to this Section 2.5, Restricted Stock on Form S-3 more than three times in any twelve-month period; and provided further, however, that the requirement that the requesting holder hold at least 50% of the Conversion Stock and Preferred Stock contained in the first sentence of Section 2.3(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 2.5; and provided further, however, that in any registration statement requested pursuant to this Section 2.5, the Company shall be entitled to include for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, if such method of disposition shall be an underwritten public offering, in the opinion of the managing underwriter such inclusion would adversely affect the marketing of the Restricted Stock to be sold.

        2.6 Registration Procedures. If and whenever the Company is required by the provisions of Sections 2.3, 2.4 or 2.5 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

                (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 2.3, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration


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statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                (c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange or over-the-counter market on which the Common Stock of the Company is then listed or quoted, as the case may be;

                (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                (g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such registration statement (excluding any expertized portions) has become effective under the Securities Act and substantially to the effect that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein), (C) nothing has come to the attention of such counsel during the course of their


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representation of the Company that leads them to believe that the registration statement, the related prospectus or any amendment or supplement thereof (except as to the financial statements (including the notes thereto) and schedules and other financial and statistical data contained or incorporated by reference therein as to which such counsel need not express any opinion or belief) at the time the registration statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the prospectus as of its date or the date on which the shares being offered are sold to the underwriters, or any later date on which the underwriters purchase shares subject to an over allotment option, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel expresses no comment as to any financial statements (including the notes thereto) and schedules and other financial or statistical data contained in the registration statement, the related prospectus or any amendment or supplement thereof), and (D) to such other effects as are customary and reasonably may be requested by counsel to the underwriters or by such seller or its counsel; and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

                (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

               For purposes of Sections 2.6(a) and 2.6(b) and of Section
2.3(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 120 days after the effective date thereof.

               In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably requested by the Company and its counsel or as shall be necessary in order to assure compliance with federal and applicable state securities laws.

In connection with each registration pursuant to Sections 2.3, 2.4 or 2.5 covering an underwritten public offering, the Company and each seller agree to enter into a written


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agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

        2.7 Expenses. The Company will pay all Registration Expenses in connection with each registration statement under Sections 2.3, 2.4 or 2.5. All Selling Expenses in connection with each registration statement under Sections 2.3, 2.4 or 2.5 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

        2.8     Indemnification and Contribution.

                (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 2.3, 2.4 or 2.5, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 2.3, 2.4 or 2.5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

                (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 2.3, 2.4 or 2.5, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 2.3, 2.4 or 2.5, any preliminary


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prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus and; provided further, however, that the liability of each seller hereunder shall not in any event exceed the net proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

                (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 2.8 and shall only relieve it from any liability which it may have to such indemnified party under this Section 2.8 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this

Section 2.8; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the net public offering price of its Restricted Stock offered by the registration statement bears to the net public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the net public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

        2.9 Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

        2.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

                (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

        2.11 Suspension of Registration Obligation. Notwithstanding the provisions of Section 2.3 and 2.5, the Company's obligation to file a registration statement, or to cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 12-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Board of Directors of the Company, should not be disclosed.

                                   ARTICLE III

                            COVENANTS OF THE COMPANY

        3.1 Financial Statements, Reports, Etc. The Company shall furnish to each Major Investor:

                (a) within 120 days after the end of each fiscal year of the Company a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such fiscal year and the related consolidated statements of income, stockholders' equity and cash flows for the fiscal year then ended, prepared in accordance with generally accepted accounting principles and certified by a firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company;

                (b) within 45 days after the end of each quarter in each fiscal year a consolidated balance sheet of the Company and its subsidiaries, if any, and the related consolidated statements of income, stockholders' equity and cash flows, unaudited but prepared in accordance with generally accepted accounting principles and certified by the Chief Financial Officer of the Company, such consolidated balance sheet to be as of the end of such quarter, and such consolidated statements of income, stockholders' equity and cash flows to be for such quarter and for the period from the beginning of the fiscal year to the end of such quarter, in each case with comparison to budget and comparative statements for the prior fiscal year;

                (c) within 30 days after the end of each month in each fiscal year a consolidated balance sheet of the Company and its subsidiaries, if any, and the related consolidated statements of income, stockholders' equity and cash flows, unaudited but prepared in accordance with generally accepted accounting principles and certified by the Chief Financial Officer of the Company, such consolidated balance sheet to be as of the end of such quarter, and such consolidated statements of income, stockholders' equity and cash flows to be for such month and for the period from the beginning of the fiscal year to the end of such month, in each case with comparison to budget and comparative statements for the prior fiscal year

                (d) at the time of delivery of each annual financial statement pursuant to 3.1(a), a certificate executed by the Chief Financial Officer of the Company stating that such officer has caused this Agreement and the terms of the Preferred Stock as set forth in the Articles to be reviewed and has no knowledge of any default by the Company in the performance or observance of any of the provisions of this Agreement or the terms of the Preferred Stock as set forth in the Articles or, if such officer has such knowledge, specifying such default and the nature thereof;

                (e) no later than 30 days prior to the start of each fiscal year, consolidated capital and operating expense budgets, cash flow projections and income and loss projections for the Company and its subsidiaries in respect of such fiscal year, all itemized in reasonable detail and prepared on a monthly basis, and, promptly after preparation, any revisions to any of the foregoing;

                (f) promptly after the commencement thereof, but in any event within 10 days of receipt of notice thereof, notice of all actions, suits, claims, proceedings, investigations and inquiries of the type described in
Section 2.7 of the Stock Purchase Agreement that could have a Material Adverse Effect;

                (g) promptly, from time to time, such other information regarding the business, financial condition, operations, property or affairs of the Company and its subsidiaries as such Major Investor reasonably may request.

The Company's obligations under this 3.1 shall terminate upon the completion of a firm commitment underwritten public offering of the Company's Common Stock pursuant to an effective registration statement filed by the Company under the Securities Act (an "IPO").

        3.2     Right of First Refusal Upon Issuances of Securities by the
Company.

                (a) The Company hereby grants, on the terms set forth in this Section 3.2, to each Major Investor the right of first refusal to purchase all or any part of such Major Investor's pro rata share of the New Securities (as defined in Section 3.2(b)) which the Company may, from time to time, propose to sell and issue. The Major Investors may purchase said New Securities on the same terms and at the same price at which the Company proposes to sell the New Securities. The pro rata share of each Major Investor, for purposes of this right of first refusal, is the ratio of the total number of shares of Conversion Stock held by such Major Investor to the total number of shares of Common Stock outstanding immediately prior to the issuance of the New Securities (including any shares of Conversion Stock, shares of Common Stock issuable upon exercise of outstanding options and warrants, and any shares of Common Stock reserved for future issuance under an employee benefit or similar plan approved by the Board of Directors).

                (b) "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and any rights, options or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may by their terms become, convertible into said capital stock; provided that "New Securities" does not include (i) the Series D Preferred Stock purchased under the Stock Purchase Agreement or the Conversion Stock, (ii) securities offered pursuant to a registration statement filed under the Securities Act,
(iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets of such corporation or other reorganization, which has been approved by the Board of Directors, (iv) shares of Common Stock issued or issuable to officers, directors, employees, scientific advisors or consultants of the Company in connection with their service to the Company pursuant to any employee benefit plan of the Company approved by the Board of Directors of the Company, (v) all securities issued pursuant to agreements approved by the Board of Directors of the Company to license technology and/or provide services, including but not limited to all securities issued pursuant to the agreements with Andersen Consulting LLP, General Electric Company and Peregrine Systems, Inc., and (vi) all shares of Common Stock or other securities issued in connection with equipment leasing or equipment financing arrangements approved by the Board of Directors of the Company.

                (c) In the event the Company proposes to undertake an issuance of New Securities, it shall give to the Major Investors written notice (the "Notice") of its intention, describing the type of New Securities, the price, the terms upon which the Company proposes to issue the same, and a statement as to the number of days (which shall not be less than thirty (30)) from receipt of such Notice within which the Major Investors must respond to such Notice. The Major Investors shall have no less than thirty (30) days from the date of receipt of the Notice to purchase any or all of their pro rata portion of the New Securities for the price and upon the terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased and forwarding payment for such New Securities to the Company if immediate payment is required by such terms, or in any event no later than thirty (30) days after the date of receipt of the Notice.

        3.3 Inspection, Consultation and Advice. The Company shall permit and cause each of its subsidiaries (if any) to permit each Major Investor and its representatives, at such Major Investor's expense to visit and inspect any of the properties of the Company and its subsidiaries, examine their books and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company and its subsidiaries with their officers, employees and public accountants (and the Company hereby authorizes said accountants to discuss with such Major Investor and such designees such affairs, finances and accounts), and consult with and advise the management of the Company and its subsidiaries as to their affairs, finances and accounts, all at reasonable times and upon reasonable notice.

        3.4 Expenses of Directors. The Company shall promptly reimburse in full, each director of the Company who is not an employee of the Company for all of his reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any Committee thereof.

        3.5 Use of Proceeds. The Company shall use the proceeds from the sale of the Preferred Shares to fund operating losses, to purchase capital equipment necessary for operation and to fund the Company's general working capital needs.

        3.6 Ernst & Young Independence. In the event that the ownership by Red Rock Ventures, L.P. ("Red Rock") of shares of capital stock of the Company were to raise issues concerning Ernst & Young LLP's "independence" as independent public accountants with respect to any of its audit clients, upon the request of Red Rock, the Company will use commercially reasonable efforts to assist Red Rock in identifying potential buyers for Red Rock's shares of Series B Preferred Stock at the then current fair market value or to resolve the "independence" issue by taking such other prudent action as the Company may reasonably consider appropriate.

        3.7     Purchase of IPO Shares.

                (a) If other Investors receive a right to purchase shares of the Company at the Company's IPO, then, subject to the approval of the underwriter selected to run the books of the Company's IPO and to the Securities and Exchange Commission and the National Associate of Securities Dealers not requiring otherwise or imposing any requirements that the Company reasonably determines to be unduly burdensome, the Company will use its best efforts to provide to the holders of Series C Preferred Stock an opportunity to purchase from the underwriters in the aggregate up to 5% of the shares sold in the IPO, excluding any shares sold upon exercise of the underwriters' overallotment option (the "IPO Shares"), at the initial offering price paid by the public to the underwriters (the "Offering Price"). Each Series C Preferred Stock Shareholder's maximum purchase pursuant to this Section 3.7 will be equal to the product of multiplying the total number of IPO Shares by a fraction whose numerator is the number of shares of Series C Preferred Stock held by such Series C Preferred Stock Shareholder at the time of the IPO and whose denominator is the total number of shares of Series C Preferred Stock held by all holders of Series C Preferred Stock at the time of the IPO. In no event shall the rights and obligations of the parties in this Section apply if the IPO occurs within one year of October 1, 1999.

                (b) All IPO Shares sold to holders of Series C Preferred Stock pursuant to this Section 3.7 shall be included in the IPO registration statement and shall be subject to the lock-up agreement contained in Section
4.11 of this Agreement.

                (c) The Company shall give notice of the IPO to all holders of Series C Preferred Stock within 10 days of the filing of the IPO registration statement. Within seven days after the giving of such notice by the Company, each holder of Series C Preferred Stock that desires to purchase any IPO Shares pursuant to this Section 3.7 must deliver to the underwriter identified in the Company's notice an indication of interest stating the number of IPO Shares which such holder of Series C Preferred Stock may elect to purchase. Such indication of interest shall not be legally binding, but if not withdrawn prior to the Offering Commencement (as defined below) shall become at such time an acceptance by the holder of Series C Preferred Stock of the Company's offer to sell (through the underwriters) the number of IPO Shares stated in the indication of interest and thereupon shall be legally binding on such holder of Series C Preferred Stock. The "Offering Commencement" means the later of (i) the time at which the IPO registration statement becomes effective and (ii) two hours after notification to the holder of Series C Preferred Stock of the determination of the Offering Price by the Company and the underwriters by telephone, email or telecopy (Section 4.8 hereof shall not apply to such notification).

                (d) Any holder of Series C Preferred Stock may assign its rights under this Section 3.7 only to an Affiliate (as the term is defined in Rule 405 promulgated under the Securities Act) of such holder of Series C Preferred Stock or a partner, member or shareholder of a holder of Series C Preferred Stock that is a partnership, limited liability company or corporation.

        3.8 Observer Rights. A representative of each of AV Ventures B.V., GE, Integral Capital Partners IV, L.P., Nth Power Technologies Fund II, L.P., Nevada Bond Investment Corp. II, and Red Rock Ventures, L.P., provided that such representative is reasonably acceptable to the Company, shall have the right to attend all meetings of the Company's Board of Directors in a non-voting observer capacity and, in this respect, the Company shall give such representative attending the meeting, copies of all notices, minutes, consents and other materials that it provides to its directors at the same time that such materials are provided to the directors; provided, however, (i) that such representative shall agree to hold in confidence and trust all information so provided; (ii) that the Company reserves the right to withhold any information and to exclude such representative from any meeting, or portion thereof, if the Board of Directors determines in good faith that access to such information or attendance at such meeting could materially and adversely affect the Company, whether by way of adversely affecting the attorney-client privilege between the Company and its counsel, or otherwise, (iii) that in no event shall the failure to provide the notice described above invalidate in any way any action taken at a meeting of the Company's Board of Directors. Each representative designated hereunder shall bear its own costs associated with his or her attendance at meetings of the Board of Directors.

        3.9 Issuance of Common Stock. The Company will not, without approval of the Company's Board of Directors, issue any shares of Common Stock.

        3.10 Business. Unless otherwise directed by the Company's Board of Directors, the Company will not enter into lines of business that materially differ from the business as presently conducted.

        3.11    Insurance.

                (a) Unless otherwise directed by the Company's Board of Directors, the Company will maintain in full force and effect, with reputable insurers, fire, casualty and other types of insurance policies with coverage customary for companies similarly situated to the Company.

                (b) The Company will maintain in full force and effect term life insurance in the amount of one million dollars ($1,000,000) on the lives of each of Dale Fong and John Woolard, naming the Company as beneficiary.

                (c) Unless otherwise directed by the Company's Board of Directors, the Company will maintain in full force and effect directors and officers insurance.

        3.12 Compliance with Law. For so long as any shares of Preferred Stock shall be outstanding, the Company shall use its commercially reasonable efforts to comply with all laws applicable to it, except where the failure to so comply would not be reasonably likely to result in a material adverse effect on the Company.

                                   ARTICLE IV

                                  MISCELLANEOUS

        4.1 Waiver of Right of Participation; Approval of Certain Matters. The Existing Investors hereby waive the provisions of Section 3.2 of the Existing Rights Agreement (including any rights to receive notice thereunder) and such other provisions of the Existing Rights Agreement to the extent necessary to effectuate the provisions hereof and hereby consent to the issuance of the shares of Series D Preferred Stock pursuant to the Stock Purchase Agreement. The Existing Investors hereby represent and warrant, jointly and severally, to the Company and the New Investors that they have the requisite voting power and authority under the Existing Rights Agreement and the Articles, as the case may be, to enter into this Agreement and to grant the waivers contemplated by this Section 4.1. The Existing Rights Agreement is hereby terminated and superseded by this Agreement.

        4.2     Termination.

                (a) Registration Rights. The right of any holder of Restricted Stock to request registration pursuant to Section 2.3, 2.4 or 2.5 shall terminate with respect to such holder of Restricted Stock immediately, if all shares of Restricted Stock held or entitled to be held upon conversion by such holder of Restricted Stock may immediately be sold in a 90-day period under Rule 144 under the Securities Act. Notwithstanding the foregoing, the obligations of the Company to register shares of Restricted Stock under Article II of this Agreement shall terminate with respect to all holders of Restricted Stock on the fifth anniversary of the date of the Company's IPO.

                (b) Covenants. Except as otherwise set forth herein, each of the covenants set forth in Article III of this Agreement shall terminate upon the closing of the Company's IPO.

        4.3 Merger. This Agreement and the other Transaction Documents, together with all exhibits and schedules to the various agreements, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and, subject to the terms and conditions herein, supersede all prior and contemporaneous agreements and understandings (including the Existing Rights Agreement), whether oral or written, of any of the parties hereto with respect thereto.

        4.4 Counterparts. This Agreement may be executed in more than one counterpart, each of which shall be deemed to be an original and which, together, shall constitute one and the same instrument.

        4.5 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, excluding the choice of law rules thereof.

        4.6 Severability. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

        4.7 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each of the parties hereto shall be entitled to specific performance of the agreements and obligations hereunder of the Company and the other parties hereto and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

        4.8 Notices. All notices to be given or otherwise made to any part to this Agreement shall be deemed to be sufficient if contained in a written instrument, delivered by hand in person, by express overnight courier service, or by electronic facsimile transmission (with a confirming copy sent by U.S. mail, first class, postage prepaid mail), or by registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth in Schedule A of the Amended and Restated Shareholders Agreement of even date hereof or at such other address as may hereafter be designated in writing by the addressee to the address or listing all parties. All notices shall be considered to be delivered three (3) days after dispatch in the event of first class or registered mail, and on the next succeeding business day in the event of facsimile transmission (with confirmation of receipt) or overnight courier service. Any notice sent to the Stephens Group as a Major Investor shall constitute notice to any other investor whose shares are aggregated with the Stephens Group for the purpose of defining a Major Investor.

        4.9 Amendment and Waiver. Except as otherwise provided herein, this Agreement may be amended, and compliance with any provision of the Agreement may be omitted or waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) by the written agreement of a majority in voting power of the issued and outstanding Conversion Stock then held by the Investors (or their permitted transferees); provided, however, that the rights of the Major Investors set forth in Article III may only be amended, omitted or waived by the written agreement of a majority in voting power of the issued and outstanding Conversion Stock then held by the Major Investors (or their permitted transferees) provided further, however, that no amendment approved in accordance with this Section shall be effective if and to the extent that such amendment treats one or more Investors differently than all of the other Investors. Any waiver may be given subject to the satisfaction of conditions stated therein and any waiver shall be effective only in the specific instance and for the specific purpose for which given. Neither this Agreement nor any of the provisions hereof may be amended, waived or terminated orally, but only by a signed statement in writing. For purposes of this Section 4.9, the Investors or Major Investor, as the case may be, shall act as if voting as a separate class with each share of Preferred Stock held by an Investor or Major Investor, as the case may be, being entitled to the number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock is then convertible. Notwithstanding anything to the contrary in this Section 4.9, additional New Investors who purchase Restricted Stock pursuant to Section 1.3 of the Stock Purchase Agreement may be added as parties to this Agreement without the consent of any of the Investors. Any amendment or waiver effected in accordance with this
Section 4.9 will be binding upon the Company and each person or entity that is granted rights under this Agreement.

        4.10 Assignment; Binding Effect. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Preferred Stock), whether so expressed or not; provided, however, that registration rights conferred herein on the holders of Restricted Stock shall only inure to the benefit of a transferee of such Restricted Stock if (i) such transferee is an Affiliate of the Investor who is making the transfer or (ii) there is transferred to such transferee at least 400,000 shares of Restricted Stock.

        4.11 Lock-Up. Each Investor agrees not to offer, sell, contract to sell or otherwise dispose of any securities of the Company owned (beneficially or of record) by such Investor, including but not limited to any shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in the IPO), without the consent of such underwriters, for a period of 180 days following the effective date of the registration statement relating to the IPO, or such shorter period requested by the underwriters (the "Lock-up Period"), other than to affiliated entities or persons who acquire such securities for no consideration; provided, however, that any such affiliated entity or person who acquires securities in this manner agrees not to offer, sell, contract to sell or otherwise dispose of such securities for the period of time beginning from the date of acquisition of such securities and continuing to and including the last day of the Lock-up Period; provided, however, that such restriction on sales shall not apply to any shares purchased in the IPO (other than shares purchased pursuant to Section 3.7 of this Agreement) or shares purchased in the open market following the IPO; provided further, however, that if (i) all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, (ii) all other persons selling shares of Common Stock in such offering, (iii) all persons holding in excess of 1% of the capital stock of the Company on a fully diluted basis, and (iv) all executive officers and directors of the Company shall not have agreed to not sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this
Section 4.11, then each Investor shall be released from this covenant on a pro rata basis. Each Investor's pro rata amount to be released from this provision shall be equal to the product of (A) the total number of shares held by such Investor multiplied by (B) a fraction, the numerator of which shall be the aggregate number of shares that are subject to clauses (i) through (iv) of this
Section 4.11 but are not so locked-up, and the denominator of which shall be the aggregate number of shares subject to lock-up agreements. If requested in writing by the underwriters for the IPO, each Investor further agrees to enter into an agreement with the underwriters regarding the foregoing covenant and any other customary terms with which the underwriters and such Investor may agree. The Company may impose stop transfer instructions in order to enforce the foregoing covenants.

        4.12 Expenses. Each of the parties hereto will pay its own expenses in connection with this Agreement.

        4.13 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ENFORCEMENT OF ALL RIGHTS AND DEFENSES UNDER THIS AGREEMENT.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Investors Rights Agreement to be executed as of the date first above written.

                                       SILICON ENERGY CORP.


                                       By: /s/ JOHN WOOLARD
                                           ----------------------
                                       Name:  John Woolard
                                       Title: President and Chief
                                              Executive Officer


                                       PURCHASERS NAMED IN SCHEDULE I TO
                                       THE STOCK PURCHASE AGREEMENT
                                       (SOME OF WHOM ARE ALSO EXISTING
                                       INVESTORS):


                                 FIRST CLOSING (JUNE 19, 2000)

                                        /s/ KEN CLARK
                                           ----------------------
                                            Ken Clark


                                        /s/ HAROLD DEGRAFF
                                           ----------------------
                                            Harold DeGraff


                                        /s/ DAVID DELLA ROCCA
                                        ---------------------------------------
                                            David Della Rocca


                                       ENERGY VENTURES GROUP, LLC

                                       By: /s/ ANDREW D. WEISSMAN
                                            -----------------------------------
                                           Name:  Andrew D. Weissman
                                           Title:  Chairman

                                   EOP OPERATING LIMITED PARTNERSHIP

                                   By:
                                   Its:

                                       By:
                                       Name:
                                       Title:


                                    /s/ MEGAN FERNSTRUM
                                    -------------------------------------------
                                    Megan Fernstrum


                                    GE CAPITAL EQUITY INVESTMENTS, INC.

                                    By:
                                    Its:

                                    By: /s/ HANS KOBLER
                                        ---------------------------------------
                                    Name: Hans Kobler
                                    Title: Vice President


                                    /s/ ERIC GRUBMAN
                                    -------------------------------------------
                                    Eric Grubman


                                    INTEGRAL CAPITAL PARTNERS IV, L.P.

                                    By: Integral Capital Management IV, LLC
                                    Its: General Partner

                                    By: /s/ JOHN A. POWELL
                                    -------------------------------------------
                                    Name: John A. Powell
                                    Title: Manager

                                     INTEGRAL CAPITAL PARTNERS IV MS
                                     SIDE FUND, L.P.

                                     By: Integral Capital Partners NBT, LLC
                                     Its: General Partner

                                          By: /s/ JOHN A. POWELL
                                              ---------------------------------
                                          Name:  John A. Powell
                                          Title:  Manager

                                              /s/ CHANSOO JOUNG
                                              ---------------------------------
                                              Chansoo Joung

                                              /s/ DOUG KIMMELMAN
                                              ---------------------------------
                                              Doug Kimmelman


                                              /s/ FRANK J. KINNEY III
                                              ---------------------------------
                                              Frank J. Kinney III


                                              /s/ THOMAS K. LANE
                                              ---------------------------------
                                              Thomas K. Lane


                                              /s/ PIERRE LAPEYRE JR.
                                              ---------------------------------
                                              Pierre Lapeyre Jr.


                                              /s/ ALAN LEVANDE
                                              ---------------------------------
                                              Alan Levande


                                              /s/ MICHAEL LOWENSTEIN
                                              ---------------------------------
                                              Michael Lowenstein


                                              /s/ KELLY AMES MOREHEAD
                                              ---------------------------------
                                              Kelly Ames Morehead

                                           MORGAN STANLEY DEAN WITTER
                                           EQUITY FUNDING, INC.

                                           By:
                                           Its:

                                           By: /s/ THOMAS A. CLAYTON
                                               --------------------------------
                                               Name: Thomas A. Clayton
                                               Title: Vice President


                                           NEVADA BOND INVESTMENT CORP. II

                                           By:
                                           Its:

                                           By: /s/ LAWRENCE V. MOWELL, JR.
                                               --------------------------------
                                               Name: Lawrence V. Mowell, Jr.
                                               Title: Vice President


                                           Nth POWER TECHNOLOGIES FUND I, L.P.

                                           By: Nth Power Technologies, Inc.
                                           Its: General Partner

                                           By: /s/ NANCY C. FLOYD
                                               --------------------------------
                                               Name: Nancy C. Floyd
                                               Title: President


                                           Nth POWER TECHNOLOGIES FUND II, L.P.

                                           By: Nth Power Technologies, Inc.
                                           Its: General Partner

                                           By: /s/ NANCY C. FLOYD
                                               --------------------------------
                                               Name: Nancy C. Floyd
                                               Title: President

                                           PEREGRINE SYSTEMS, INC.

                                           By: /s/ RICK NELSON
                                               --------------------------------
                                           Name: Rick Nelson
                                           Title:

                                           INTERGY SILICON PARTNERS, LLC

                                           By: Sharon Court Ventures, LLC
                                           Its: Manager

                                           By: /s/ DAVID A. TARAN
                                               --------------------------------
                                           Name: David A. Taran
                                           Title: Manager


                                           RED ROCK VENTURES, L.P.

                                           By: RRV Partners, L.L.C.
                                           Its: General Partner

                                           By: /s/ PETER DUMANIAN
                                               --------------------------------
                                           Name: Peter Dumanian
                                           Title: Member

                                           /s/ MARIO M. ROSATI
                                           ------------------------------------
                                           Mario M. Rosati

                                           /s/ SUHAIL SIKHTIAN
                                           ------------------------------------
                                           Suhail Sikhtian

                                           /s/ SAM STEINBACH
                                           ------------------------------------
                                           Sam Steinbach

                                           /s/ ISSAC J. VAUGHN
                                           ------------------------------------
                                           Issac J. Vaughn

                                    WS INVESTMENT COMPANY 2000A


                                    By: /s/ JIM TERRANOVA
                                        --------------------------------
                                    Its:
                                        --------------------------------


                                    SECOND CLOSING (JUNE 30, 2000)


                                    AC VENTURES B.V.

                                    By:
                                    Its:


                                        By: /s/ MICHAEL L. EMMON
                                            -----------------------------------
                                        Name:  Michael L. Emmon
                                        Title:  Managing Director


                                     THIRD CLOSING (JULY 18, 2000)

                                        GPU ENERTECH HOLDINGS, INC.

                                        By: /s/ BRUCE LEVY
                                            -----------------------------------
                                        Name: Bruce Levy
                                        Title: President

                                      HADDINGTON VENTURES LLC


                                      By: /s/ J. CHRIS JONES
                                          -------------------------------------
                                          Name: J. Chris Jones
                                          Title: Managing Director


                                      ITOCHU INTERNATIONAL INC


                                      By: /s/ NOBUTOSHI FURUYA
                                          -------------------------------------
                                      Name: Nobutoshi Furuya
                                      Title: Senior Vice President and
                                             General Manager of
                                             Machinery Division

                                      EXISTING INVESTORS WHO ARE NOT PURCHASING
                                      SHARES OF SERIES D PREFERRED STOCK:

                                      /s/ J. KEVIN ARMITAGE
                                      -----------------------------------------
                                      J. Kevin Armitage


                                      /s/ ROBERT BROWNELL
                                      -----------------------------------------
                                      Robert Brownell


                                      /s/ JOHN DANNER
                                      -----------------------------------------
                                      John Danner


                                      -----------------------------------------
                                      Teresa R. Deaner


                                      Engel Fisher Family Trust

                                      By: /s/ JEROME S. ENGEL
                                          -------------------------------------
                                      Title: Trustee


                                      /s/ MICHAEL FARMER
                                      -----------------------------------------
                                      Michael Farmer


                                      Diane J. Fong, Trustee, Hyperion Ventures
                                      Trust UTA dated January 15, 1998

                                      By: /s/ DIANE J. FONG
                                          -------------------------------------
                                      Title: Trustee


                                      /s/ A. NATHANIEL GOLDHABER
                                      -----------------------------------------
                                      A. Nathaniel Goldhaber

                                      /s/ BRIAN GONCHER
                                      -----------------------------------------
                                      Brian Goncher


                                      /s/ SIDNEY J. GUNST
                                      -----------------------------------------
                                      Sidney J. Gunst


                                      /s/ JACK JENKINS-STARK
                                      -----------------------------------------
                                      Jack Jenkins-Stark


                                      -----------------------------------------
                                      Robert A. Jetmundsen


                                      JMI EQUITY FUND III, L.P.

                                      By: JMI Associates III, L.L.C.
                                      Its: General Partner

                                             By: /s/ CHARLES E. NOELLE
                                                 ------------------------------
                                             Name:
                                             Title:


                                      JMI EQUITY SIDE FUND, L.P.

                                      By: JMI Associates III, L.L.C
                                      Its: General Partner

                                             By: /s/ CHARLES E. NOELLE
                                                 ------------------------------
                                             Name:
                                             Title:


                                      /s/ EUGENE KONG
                                      -----------------------------------------
                                      Eugene Kong


                                      /s/ JOHN LEWIS
                                      -----------------------------------------
                                      John Lewis


                                      /s/ JAMES SOCAS
                                      -----------------------------------------
                                      James Socas

                                     STEPHENS GROUP, INC.

                                     By:
                                     Its:

                                     By: /s/ JACKSON FARROW JR.
                                         -------------------------------------
                                     Name:  Jackson Farrow Jr.
                                     Title:  Vice President


                                     STEPHENS GROUP, INC.
                                     Attorney-In-Fact for each investor set
                                     forth below

                                     By: /s/ JACKSON FARROW JR.
                                         -------------------------------------
                                     Name: Jackson Farrow Jr.
                                     Title: Vice President

                                     WARREN A. STEPHENS TRUST UID 9/30/87

                                     HARRIET CALHOUN STEPHENS TRUST UID 3/22/84

                                     WARREN & HARRIET STEPHENS CHILDREN'S TRUST
                                     UID 9/30/87

                                     MAM HOLDINGS INTERNATIONAL, INC.

                                     PAMELA DIANE STEPHENS TRUST ONE UID 4/10/92

                                     W.R. STEPHENS JR. REVOCABLE TRUST UID
                                     2/19/93

                                     W.R. STEPHENS CHILDREN'S TRUST UID 3/1/95

                                     STEPHENS INVESTMENT PARTNERS III, LLC

                                     JACOBY ENTERPRISES, INC.

                                     CURTIS F. BRADBURY

                                     DOUGLAS H. MARTIN

                                     MARTIN FAMILY PARTNERSHIP III

                                     C. RAY GASH

                                     ROBERT L. SCHULTE

                                      K. RICK TURNER

                                      K. RICK TURNER IRA

                                      ROBERT JANES

                                      JACKSON FARROW, JR.

                                      WILLIAM S. WALKER

                                      CHARLES W. YATES

                                      ROBERT A. PALUMBO


                                      -----------------------------------------
                                      Greg Stikeleather


                                      /s/ ELISABETH WOOLARD
                                      -----------------------------------------
                                      Elisabeth Woolard


                                      WS Investment Company 98A

                                      By: /s/ JAMES A. TERRANOVA
                                      -----------------------------------------
                                      Title:


                                      WS Investment Company 98B

                                      By: /s/ JAMES A. TERRANOVA
                                      -----------------------------------------
                                      Title:

                                   SCHEDULE A

                               EXISTING INVESTORS


J. Kevin Armitage

Curtis F. Bradbury

Robert Brownell

John Danner

Teresa R. Deaner

Engel Fisher Family Trust

Michael Farmer

Jackson Farrow Jr.

Diane J. Fong, Trustee, Hyperion Ventures Trust UTA dated January 15, 1998

C. Ray Gash

Nathaniel A. Goldhaber

Brian Goncher

Sidney J. Gunst

Harriet Calhoun Stephens Trust UID 3/22/84

Integral Capital Partners IV, L.P.

Integral Capital Partners IV MS Side Fund, L.P.

Jacoby Enterprises, Inc.

Robert Janes

Jack Jenkins-Stark

Robert A. Jetmundsen

JMI Equity Fund III, L.P.

JMI Equity Side Fund, L.P.

Eugene Kong

John Lewis

MAM Holdings International, Inc.

Douglas H. Martin

Martin Family Partnership III

Kelly Ames Morehead

Nth Power Technologies Fund I, L.P.

Robert A. Palumbo

Pamela Diane Stephens Trust One UID 4/10/92

Peregrine Systems, Inc.

Red Rock Ventures, L.P.

Mario M. Rosati

Robert L. Schulte

James Socas

Stephens Investment Partners III, LLC

Stephens Group, Inc.

Greg Stikeleather

K. Rick Turner

K. Rick Turner IRA

William S. Walker

Warren A. Stephens Trust UID 9/30/87

Warren & Harriet Stephens Children's Trust UID 9/30/87

Elisabeth S. Woolard

W. R. Stephens Children's Trust UID 3/1/95

W. R. Stephens Jr. Revocable Trust UID 2/19/93

WS Investment Company 98A

WS Investment Company 98B

Charles W. Yates